Item 1: Report to Shareholders

Corporate Income Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Corporate bonds were mostly flat to negative during the six months ended November 30, 2005, in a challenging environment for fixed-income securities. Lower-quality high-yield bonds demonstrated the most strength in the group. For higher-quality securities, rising interest rates throughout most of the period put downward pressure on bond prices. We are pleased that your fund produced modest gains during the recent reporting period and over the past 12 months as income offset a decline in net asset value.

MARKET ENVIRONMENT

President George W. Bush announced his replacement for Federal Reserve Chairman Alan Greenspan when his term expires early next year. If he is confirmed by the Senate as expected, Ben S. Bernanke will follow in Greenspan’s footsteps and is expected to continue his policies. “My first priority will be to maintain continuity with the policies and policy strategies established during the Greenspan years,” Bernanke said during a joint press conference with the president. Bernanke currently serves as chairman of President Bush’s Council of Economic Advisers. Since the persistence of strong economic growth continues to put upward pressure on inflation, the Bernanke Fed is likely to continue raising short-term interest rates a while longer to prevent inflation from spiraling out of control. (See sidebar on page 2.)

The economy continues to be fueled by consumer spending, supported by a brisk rise in income. The data suggest that the economy has safely weathered the combined forces of several hurricanes that devastated wide swaths of the southern U.S. Indeed, third-quarter economic growth was measured at an impressive 4.3%, stronger than most observers had expected, and unemployment stood at 5.0% at the end of November, down from 5.1% in August. The Fed raised short-term rates another quarter-point to 4.25% on December 13, after the close of the reporting period, its 13th interest rate hike since June 2004. With just six weeks left before he leaves office, Fed Chairman Alan Greenspan raised a red flag by warning Congress that the country could face “serious economic disruptions” if the federal government’s bloated budget deficit is not curbed.

THE FED’S ROLE AND WHAT IT MEANS TO YOU

After the January 31, 2006, Federal Open Market Committee (FOMC) meeting, Chairman Alan Greenspan will retire. His successor will be Ben S. Bernanke, currently the chairman of President Bush’s Council of Economic Advisers, and former Fed governor and Princeton professor. Mary Miller, director of T. Rowe Price’s Fixed Income Division, says, “For 18 years Alan Greenspan has been a steady hand at the Fed’s helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity.”

Why should you care about the Fed’s moves or Greenspan’s successor? The short answer is the central bank’s actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the FOMC systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date have had the desired effect of slowing GDP growth while keeping inflation from accelerating. Most credit-market experts correctly anticipated the December 13 rate increase and expect another quarter-point rate hike at the January 31 FOMC meeting.

Miller thinks that Bernanke’s monetary policy should dovetail seamlessly with Greenspan’s. In his statement to the Senate Banking Committee, Bernanke affirmed, “under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support.” This focus, in Miller’s view, is a positive for credit-market stability. She added, “The incoming chairman’s pledge to target the inflation level he considers consistent with long-term price stability is not a departure from present practices and should continue to benefit fixed-income investors.”

The gap in yields between bonds with short and long maturities tightened further. At the end of November, the yield differential between two- and five-year Treasuries had completely evaporated, and 10-year Treasury yields (see Interest Rate Levels graph on page 1) were just seven basis points higher at 4.48%. (One hundred basis points equal one percentage point.) The so-called yield curve, which depicts the relationship among bonds with varying maturities, has been flattening since the Fed began raising short-term rates in June 2004.

PERFORMANCE

Your fund generated a slight gain for the six-month period ended November 30, 2005, surpassing its Lipper peer group average and the Lehman Brothers U.S. Credit Baa Index, both of which declined. For the past 12 months, the fund’s return was modest but also ahead of both benchmarks. The fund’s net asset value fell from $9.80 at the end of May to $9.62 at the end of November, while dividends added $0.23 per share to the total return. For the 12-month period, the fund’s net asset value declined $0.16, but dividends provided $0.46 per share.

Factors contributing to the fund’s relatively good performance versus the benchmarks included an underweight position in the poorly performing electric utilities sector, which is the largest in the Lehman index. We began the recent period with an underweight allocation and increased the underweighting by reducing our exposure to bonds issued by TXU and eliminating Cleco credits. Since then, the industry has adopted various measures that may be beneficial to shareholders, and our outlook on the group will depend on several factors: the ability of various companies to handle continuing pressures on generation costs as energy prices move higher, merger and acquisition activity in the industry, and the regulatory climate governing issues such as cost recovery and industry consolidation. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

Fund results also benefited from an overweight in banking—the portfolio’s greatest overweighting during the past six months—as the group was one of the top 10 performers in the index. We were significantly underweight food and beverages at the start of the period and became even more so after eliminating Kraft Foods bonds, a move that contributed positively to performance. Kraft suffered from deteriorating operational fundamentals and the rising costs of industry basics such as energy-related resins and dairy goods. We also eliminated Miller Brewing securities in June following the company’s announcement of its plans to aggressively expand operations in South America.

The portfolio had its weak performers as well during the past six months. We were overweight in wireline securities due to a June upgrading of Verizon, Deutsche Telecom, and France Telecom securities from their former BBB rating, which caused them to be removed from the index. Both European firms had constituted a large percentage of the index, and fund performance suffered when they became the target of takeover and merger restructuring, a type of activity that puts pressure on fixed-income securities. We believe that the yield spreads in this sector have become increasingly appealing, however, and will continue to look for other opportunities there.

We made some changes to our sector allocations in recent months, moving from an underweight to essentially neutral weighting in media/cable bonds through positions in diversified issuers with exposure to on-demand entertainment such as Comcast and Time Warner Entertainment. We adopted an underweight in automobile bonds since we have a negative view on the sector as a whole. We had been slightly overweight the group until July when we began to reduce our positions in Ford Motor Credit and General Motors Acceptance Corporation, selling a large chunk of the latter in October during the bond market rally.

At the end of November, 58% of the portfolio was invested in bonds rated BBB, and 21% was allocated to A rated and higher (a total of 79% in investment-grade credits). The balance of the portfolio was diversified among BB, B, and unrated securities. Telecommunications composed 11.6% of the portfolio (the same as six months earlier), electric utilities fell to 8.5% from 10.5% in May, and automobiles and related bonds declined sharply to 4.4% from 10.5%.

OUTLOOK

As we look ahead to 2006, our outlook for our segment of the fixed-income market has turned from neutral to slightly negative. Recent economic data have remained strong since the Fed began raising short-term interest rates in June 2004. While further Fed rate hikes are likely, we anticipate some volatility as we approach the end of the tightening cycle. Other factors that prompt us to be cautious include the growing trend of companies paying dividends to shareholders, corporate buybacks of common stock, and the direction of capital flows into merger and acquisition activity. As companies, including those with the soundest balance sheets, take on additional debt to finance these operations, the result is likely to be some downward pressure on bond prices. Identifying companies with the greatest risk will be more challenging in coming months.

On a positive note, foreign demand for corporate bonds remains strong and is helping to lend an element of stability to the sector. In addition, the impact of the Fed’s likely rate increases in 2006 has already been discounted to some extent in current valuations. The market should be able to absorb future hikes in short-term rates reasonably well as long as the Fed sticks to its measured approach of the past 17 months. Corporate bonds offer portfolio diversification, are less volatile than equities, generate income that can help offset principal losses, and provide a relatively safe haven in periods of geopolitical instability. They also provide investors with a yield advantage over Treasuries, which can help offset any loss of principal.

As always, we will continue to monitor conditions closely and look for opportunities as they become available in the changing economic environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

December 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Lehman Brothers U.S. Credit Baa Index: A measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 11/30/05**	Year Ended 5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE						
Beginning of period	$ 9.80	$ 9.49	$ 9.80	$ 9.25	$ 9.31	$ 8.80
Investment activities						
Net investment income	0.24‡	0.46‡	0.52*‡	0.57*‡	0.65*	0.67*
Net realized and unrealized gain (loss)	(0.19)	0.31	(0.31)	0.56	(0.06)	0.51
Total from investment activities	0.05	0.77	0.21	1.13	0.59	1.18
Distributions						
Net investment income	(0.23)	(0.46)	(0.52)	(0.58)	(0.65)	(0.67)
NET ASSET VALUE						
End of period	**$ 9.62**	**$ 9.80**	**$ 9.49**	**$ 9.80**	**$ 9.25**	**$ 9.31**
Ratios/Supplemental Data						
Total return^	**0.54%‡**	**8.27%‡**	**2.18%*‡**	**12.86%*‡**	**6.49%***	**13.86%***
Ratio of total expenses to average net assets	0.78%‡†	0.78%‡	0.75%*‡	0.80%*‡	0.80%*	0.80%*
Ratio of net investment income to average net assets	4.79%‡†	4.71%‡	5.39%*‡	6.21%*‡	7.00%*	7.40%*
Portfolio turnover rate	67.0%†	61.3%	82.9%	92.9%	91.1%	98.1%
Net assets, end of period (in thousands)	$ 209,250	$ 237,388	$ 102,023	$ 111,480	$ 78,341	$ 61,721

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 0.80% contractual expense limitation in effect through 9/30/05.

‡ See Note 4. Excludes expenses permanently waived of 0.02%, 0.02%, 0.05%, and 0.00% of average net assets for the six months ended 11/30/05 and the years ended 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price Mutual Funds.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS AND NOTES 81.6%		
Aerospace & Defense 1.1%		
Boeing, 8.75%, 8/15/21	760	1,017
Northrop Grumman		
7.125%, 2/15/11	705	768
7.75%, 3/1/16	435	521
		2,306
Automobiles and Related 4.4%		
DaimlerChrysler		
4.05%, 6/4/08	890	865
7.30%, 1/15/12	570	613
8.50%, 1/18/31	885	1,046
VR, 4.314%, 9/10/07	870	871
Ford Motor Credit		
7.00%, 10/1/13	1,640	1,457
VR, 5.72%, 1/15/10	1,475	1,313
General Motors Acceptance Corp., VR, 5.10%, 7/16/07	2,630	2,486
Hertz, VR, 4.933%, 8/5/08	600	600
		9,251
Banking 4.7%		
Bank of America Capital Trust, 5.625%, 3/8/35	1,495	1,437
Banknorth Capital Trust, Series B, 10.52%, 5/1/27	305	338
Capital One Bank, 5.125%, 2/15/14	1,220	1,188
HSBC Bank USA, 4.625%, 4/1/14	1,040	994
Hudson United Bancorp, 8.20%, 9/15/06	250	255
Huntington National Bank, 4.65%, 6/30/09	315	311
Independence Community Bank, 3.75%, 4/1/14	205	194
Key Bank, 5.80%, 7/1/14	530	547
MBNA America Bank, 7.125%, 11/15/12	2,925	3,250
Sumitomo Mitsui Banking, 144A, 5.625%, 7/29/49	875	862
Suncorp-Metway, 144A, 4.625%, 6/15/13	420	404
		9,780
Beverages 0.7%		
Cott Beverages, 8.00%, 12/15/11	175	178
Panamerican Beverages, 7.25%, 7/1/09	435	461

PepsiAmericas, 4.875%, 1/15/15	775	755
		1,394
Broadcasting 3.0%		
AOL Time Warner, 7.625%, 4/15/31	880	996
Clear Channel Communications, 7.65%, 9/15/10	1,890	2,020
Hearst-Argyle TV, 7.50%, 11/15/27	995	1,050
Time Warner, 9.125%, 1/15/13	1,775	2,123
		6,189
Building and Real Estate 2.3%		
Centex, 5.45%, 8/15/12	885	866
D. R. Horton, 5.625%, 9/15/14	535	512
KB Home, 6.25%, 6/15/15	450	427
Lennar, 144A		
5.125%, 10/1/10	265	259
5.60%, 5/31/15	450	432
MDC Holdings, 5.375%, 12/15/14	885	832
Mobile Mini, 9.50%, 7/1/13	175	192
NVR, 5.00%, 6/15/10	325	315
Pulte Homes, 7.875%, 8/1/11	715	783
Ryland Group, 5.375%, 1/15/15	235	218
		4,836
Building Products 0.4%		
CRH America, 6.40%, 10/15/33	880	943
		943
Cable Operators 3.9%		
AT&T Broadband, 8.375%, 3/15/13	1,600	1,847
Comcast		
4.95%, 6/15/16	1,040	970
5.65%, 6/15/35	1,080	976
Comcast Cable Communications, 6.75%, 1/30/11	1,165	1,229
Cox Communications, 7.75%, 11/1/10	2,220	2,405
Shaw Communications, 7.40%, 10/17/07 (CAD)	615	548
Videotron, 6.875%, 1/15/14	175	177
		8,152

Container 0.2%		
Sealed Air, 144A, 5.375%, 4/15/08	440	440
		440
Drugs 0.9%		
Genentech, 4.75%, 7/15/15	600	582
Merck, 2.50%, 3/30/07	1,330	1,291
		1,873
Electric Utilities 8.5%		
AES, 7.75%, 3/1/14	435	451
ANR Pipeline, 8.875%, 3/15/10	435	465
Arizona Public Service, 4.65%, 5/15/15	675	635
Black Hills, 6.50%, 5/15/13	1,285	1,319
Centerpoint Energy, 7.25%, 9/1/10	880	942
Consumers Energy, 5.65%, 4/15/20	880	875
El Paso Electric, 6.00%, 5/15/35	600	593
El Paso Natural Gas, 7.625%, 8/1/10	220	228
Entergy Louisiana, 5.83%, 11/1/10	540	538
Exelon Generation, 5.35%, 1/15/14	440	440
FirstEnergy, 6.45%, 11/15/11	1,640	1,731
Monongahela Power, 5.00%, 10/1/06	875	875
Nevada Power, 5.875%, 1/15/15	665	658
Pacific Gas & Electric, 6.05%, 3/1/34	1,060	1,071
Pinnacle West Capital, 6.40%, 4/1/06	435	437
Public Service of New Mexico, 4.40%, 9/15/08	435	427
San Diego Gas & Electric, 5.35%, 5/15/35	885	847
Sempra Energy, VR, 4.84%, 5/21/08	860	862
Southern California Edison, 4.65%, 4/1/15	745	712
Southern Natural Gas, 8.875%, 3/15/10	435	466
TXU, 4.80%, 11/15/09	885	846
TXU Energy, 6.125%, 3/15/08	670	680
Virginia Electric & Power, Series B, 4.50%, 12/15/10	435	422
Westar Energy, 5.10%, 7/15/20	880	831
XCEL Energy, 7.00%, 12/1/10	435	466
		17,817

Electronic Components 0.9%		
Freescale Semiconductor, 6.875%, 7/15/11	435	453
Motorola, 7.50%, 5/15/25	1,135	1,343
		1,796
Energy 0.7%		
Chesapeake Energy, 7.00%, 8/15/14	440	453
Newfield Exploration, 6.625%, 9/1/14	435	439
YPF Sociedad Anonima, 10.00%, 11/2/28	550	644
		1,536
Entertainment and Leisure 1.5%		
Royal Caribbean Cruises, 8.00%, 5/15/10	1,285	1,396
Speedway Motorsports, 6.75%, 6/1/13	435	443
Viacom, 5.625%, 5/1/07	1,325	1,332
		3,171
Exploration and Production 2.5%		
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,124
Diamond Offshore Drilling, 5.15%, 9/1/14	880	875
Encana		
4.60%, 8/15/09	1,045	1,032
6.50%, 8/15/34	665	732
Kaneb Pipe Line Operations, 5.875%, 6/1/13	1,505	1,538
		5,301
Finance and Credit 1.7%		
American Express Credit, 5.30%, 12/2/15	700	699
Colonial Bank, 9.375%, 6/1/11	375	437
FBOP Capital Trust II, 144A, 10.00%, 1/15/09	800	853
Residential Capital, 6.125%, 11/21/08	1,000	999
SLM, 5.625%, 8/1/33	615	624
		3,612
Food Processing 0.2%		
Bunge Limited Finance, 4.375%, 12/15/08	525	512
		512

Food Services 0.7%		
Sysco, 5.375%, 9/21/35	1,435	1,376
		1,376
Food/Tobacco 0.8%		
Philip Morris, 7.20%, 2/1/07	895	916
R.J. Reynolds Tobacco Holdings, 144A, 6.50%, 7/15/10	665	662
		1,578
Gaming 1.3%		
GTECH Holdings		
4.50%, 12/1/09	385	351
4.75%, 10/15/10	385	346
Harrah's Operating, 5.50%, 7/1/10	660	657
MGM Mirage		
6.00%, 10/1/09	440	438
6.75%, 9/1/12	220	221
Station Casinos		
6.00%, 4/1/12	175	174
6.875%, 3/1/16	440	449
		2,636
Gas & Gas Transmission 3.3%		
Atmos Energy, 5.95%, 10/15/34	565	561
Boardwalk Pipelines, 5.50%, 2/1/17	570	561
Duke Capital, 6.75%, 7/15/18	1,315	1,412
Enterprise Products Operations		
4.95%, 6/1/10	495	485
5.60%, 10/15/14	1,775	1,765
Panhandle Eastern Pipeline, 4.80%, 8/15/08	205	203
Piedmont Natural Gas, Series E, 6.00%, 12/19/33	175	187
Valero Energy		
3.50%, 4/1/09	900	857
4.75%, 4/1/14	880	849
		6,880
Healthcare Services 1.7%		
Highmark, 144A, 6.80%, 8/15/13	880	934
Hospira, 4.95%, 6/15/09	1,180	1,171

Medtronic, 144A, 4.75%, 9/15/15	885	855
WellPoint, 4.25%, 12/15/09	550	531
		3,491
Insurance 2.3%		
Allstate, 5.55%, 5/9/35	145	139
Fund American Companies, 5.875%, 5/15/13	375	376
Mangrove Bay Trust, 144A, 6.102%, 7/15/33	200	197
Marsh & McLennan, 3.625%, 2/15/08	610	590
MIC Financing Trust I, 144A, 8.375%, 2/1/27	830	856
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	330	328
NLV Financial, 144A, 7.50%, 8/15/33	440	482
Ohio National Financial Services, 144A, 6.35%, 4/1/13	195	199
Principal Mutual Life Insurance, 144A, 8.00%, 3/1/44	405	451
RLI Corporation, 5.95%, 1/15/14	470	464
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	175	199
Transamerica Capital, 144A, 7.65%, 12/1/26	435	494
		4,775
Investment Dealers 1.3%		
Goldman Sachs Capital I, 6.345%, 2/15/34	1,775	1,808
Legg Mason, 6.75%, 7/2/08	880	914
		2,722
Lodging 0.1%		
La Quinta Properties, 8.875%, 3/15/11	175	190
		190
Long Distance 2.4%		
Sprint Capital		
6.875%, 11/15/28	1,995	2,150
7.625%, 1/30/11	2,605	2,876
		5,026
Media and Communications 3.6%		
Belo, 8.00%, 11/1/08	610	648
E.W. Scripps, 4.30%, 6/30/10	705	676
Liberty Media, VR, 5.37%, 9/17/06	445	448

News America		
5.30%, 12/15/14	1,775	1,750
6.20%, 12/15/34	1,775	1,746
Time Warner Entertainment, 7.25%, 9/1/08	2,060	2,166
		7,434
Metals and Mining 1.7%		
Barrick Gold Finance, 4.875%, 11/15/14	425	411
Massey Energy, 6.625%, 11/15/10	705	709
Newmont Mining, 5.875%, 4/1/35	885	854
Placer Dome		
6.375%, 3/1/33	195	199
6.45%, 10/15/35	350	360
Teck Cominco, 5.375%, 10/1/15	1,110	1,080
		3,613
Miscellaneous Consumer Products 0.3%		
Eastman Kodak, 7.25%, 11/15/13	600	570
		570
Oil Field Services 0.4%		
Halliburton, 5.50%, 10/15/10	880	897
		897
Paper and Paper Products 2.0%		
Abitibi Consolidated Company of Canada, 6.95%, 12/15/06	85	87
Boise Cascade, 7.125%, 10/15/14	435	400
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	1,478	1,426
Georgia-Pacific, 9.375%, 2/1/13	435	486
Weyerhaeuser, 7.375%, 3/15/32	1,685	1,813
		4,212
Petroleum 5.1%		
Amerada Hess, 7.875%, 10/1/29	2,530	3,017
Devon Financing		
6.875%, 9/30/11	440	478
7.875%, 9/30/31	1,895	2,355
Kern River Funding, 144A, 4.893%, 4/30/18	334	327

Pemex Project Funding Master Trust		
6.625%, 6/15/35	885	872
7.75%, 9/28/49	880	906
144A, VR, 5.17%, 6/15/10	880	909
Petro Canada, 5.95%, 5/15/35	1,245	1,233
PF Export Receivables Master Trust, 144A, 6.436%, 6/1/15	149	151
Sunoco, 4.875%, 10/15/14	390	379
		10,627
Railroads 1.1%		
Canadian National Railway, 6.25%, 8/1/34	1,200	1,319
Norfolk Southern		
5.59%, 5/17/25	423	418
7.25%, 2/15/31	457	551
		2,288
Real Estate Investment Trust Securities 2.7%		
Archstone Smith Operating Trust, 5.625%, 8/15/14	215	217
Arden Realty, 5.20%, 9/1/11	885	871
Avalonbay Communities, 4.95%, 3/15/13	885	860
Camden Property Trust, 4.375%, 1/15/10	1,330	1,282
Developers Diversified Realty, 3.875%, 1/30/09	425	407
iStar Financial, 6.05%, 4/15/15	660	659
Kimco Reallty, 4.904%, 2/18/15	885	843
Simon Property Group, 144A, 5.375%, 6/1/11	590	586
		5,725
Restaurants 0.4%		
Yum! Brands, 7.65%, 5/15/08	885	936
		936
Retail 0.9%		
J.C. Penney, 7.375%, 8/15/08	1,415	1,484
Wal-Mart, 5.25%, 9/1/35	435	410
		1,894
Satellites 0.1%		
EchoStar Communications, 5.75%, 10/1/08	220	216
		216

Savings and Loan 0.4%		
Greenpoint Capital Trust I, 9.10%, 6/1/27	330	361
Webster Capital Trust II, Series B, 10.00%, 4/1/27	485	528
		889
Services 0.3%		
Allied Waste, 7.875%, 4/15/13	155	161
Oakmont Asset Trust, 144A, 4.514%, 12/22/08	295	288
Waste Management, 7.375%, 5/15/29	220	254
		703
Specialty Chemicals 0.4%		
Lubrizol, 4.625%, 10/1/09	885	864
		864
Supermarkets 1.2%		
Delhaize America, 8.125%, 4/15/11	665	719
Kroger, 8.05%, 2/1/10	1,595	1,725
		2,444
Telecommunications 1.1%		
AT&T, STEP, 9.05%, 11/15/11	690	764
Leucadia National, 7.00%, 8/15/13	175	175
Telus, 7.50%, 6/1/07	1,330	1,378
		2,317
Telephones 5.1%		
France Telecom, STEP, 8.00%, 3/1/11	1,735	1,950
SBC Communications		
5.10%, 9/15/14	1,130	1,099
5.30%, 11/15/10	760	760
Telecom Italia		
5.25%, 11/15/13	880	862
6.00%, 9/30/34	1,775	1,702
Telefonos de Mexico, 4.75%, 1/27/10	2,270	2,230
Verizon Global Funding		
7.25%, 12/1/10	880	955
7.75%, 12/1/30	880	1,027
		10,585

Transportation Services 0.4%		
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	875	862
		862
Wireless Communications 2.9%		
America Movil, 6.375%, 3/1/35	1,425	1,388
AT&T Wireless		
7.875%, 3/1/11	1,710	1,915
8.125%, 5/1/12	85	98
Nextel Communications		
6.875%, 10/31/13	1,765	1,838
7.375%, 8/1/15	795	836
		6,075
Total Corporate Bonds and Notes (Cost $172,717)		170,734

ASSET-BACKED SECURITIES 1.4%

Bear Stearns Commercial Mortgage Securities		
Series 2005-PWR9, Class AAB, CMO, 4.804%, 9/15/42	550	538
Series 2005-T20, Class A1, CMO, 4.94%, 10/12/42	610	610
Citigroup/Deutsche Bank Commerical Mortgage Series 2005-C1, Class AJ, CMO, 5.224%, 9/15/20	1,000	996
J.P. Morgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR, 4.824%, 10/15/42	885	867
Total Asset-Backed Securities (Cost $3,047)		3,011

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.0%

U.S. Treasury Obligations 2.0%		
U.S. Treasury Notes		
4.00%, 3/15/10	1,500	1,475
4.00%, 2/15/15	2,750	2,639
Total U.S. Government & Agency Obligations (Excluding Mortgage-Backed) (Cost $4,215)		4,114

FOREIGN GOVERNMENT AND MUNICIPALITIES (EXCLUDING CANADIAN) 6.0%

Aries Vermogensverwaltung, 9.60%, 10/25/14	890	1,152
Federal Republic of Brazil, 8.00%, 1/15/18	276	290

Republic of South Africa, 6.50%, 6/2/14	1,110	1,196
Republic of Turkey, 7.375%, 2/5/25	575	576
United Mexican States		
4.625%, 10/8/08	5,330	5,277
6.625%, 3/3/15	1,770	1,914
7.50%, 4/8/33	880	1,032
8.125%, 12/30/19	880	1,080
Total Foreign Government and Municipalities (Excluding Canadian) (Cost $12,263)		12,517

CONVERTIBLE BONDS 0.2%

Fortis Insurance, 144A, 7.75%, 1/26/08	350	429
Total Convertible Bonds (Cost $350)		429

COMMON STOCKS 2.9%

Bank and Trust 1.0%		
AmSouth	6	154
Bank of America	5	247
BB&T	4	189
Citizens Banking	4	131
Comerica	3	154
J.P. Morgan Chase	5	187
National City	4	136
PNC Financial Services Group	3	170
Regions Financial	10	327
U.S. Bancorp	6	182
Washington Mutual	4	146
		2,023
Building and Real Estate 0.2%		
Equity Residential, REIT	4	181
Weingarten Realty Investors, REIT	5	176
		357
Diversified Chemicals 0.1%		
DuPont	4	163
		163

Electric Utilities 0.7%		
Duke Energy	14	382
FirstEnergy	9	438
NiSource	17	364
Progress Energy	4	179
Xcel Energy	9	174
		1,537
Energy Services 0.1%		
Royal Dutch Shell ADR	4	219
Williams Companies	4	86
		305
Financial Services 0.1%		
Citigroup	4	173
		173
Integrated Petroleum - International 0.1%		
Chevron	5	305
		305
Miscellaneous Consumer Products 0.0%		
UST	2	69
		69
Paper and Paper Products 0.2%		
International Paper	5	171
MeadWestvaco	6	174
		345
Pharmaceuticals 0.2%		
Merck	16	470
		470
Telecommunications 0.2%		
Telus (Non-voting shares)	9	354
		354
Total Common Stocks (Cost $5,428)		6,101

PREFERRED STOCKS 0.2%

Real Estate Investment Trust Securities 0.2%		
Roslyn Real Estate Asset, VR, 4.813%	0	302
Total Preferred Stocks (Cost $307)		302

CREDIT DEFAULT SWAP AGREEMENTS 0.0%

Barclays International Group, Protection Sold (Relevant Credit: Tyco International, 2.75%, 1/15/18 Conv.) Receive 0.41%, Pay upon credit default, 9/20/10 ¤	2,000	(24)
Total Credit Default Swap Agreements (Premium Paid $0)		(24)

DOMESTIC BOND MUTUAL FUNDS 2.6%

T. Rowe Price Institutional High Yield Fund, 7.49% p†	517	5,413
Total Domestic Bond Mutual Funds (Cost $5,416)		5,413

SHORT-TERM INVESTMENTS 1.7%

Money Market Funds 1.7%		
T. Rowe Price Reserve Investment Fund, 4.13% #†	3,627	3,627
Total Short-Term Investments (Cost $3,627)		3,627

Total Investments in Securities

98.6% of Net Assets (Cost $207,370)	$ 206,224

(1) Denominated in U.S. dollars unless otherwise noted
\# Seven-day yield
† Affiliated company – see Note 4.
¤ Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event.
p SEC yield
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $12,459 and represents 6.0% of net assets

ADR American Depository Receipts
CAD Canadian dollar
CMO Collateralized Mortgage Obligation
REIT Real Estate Investment Trust
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VR Variable Rate; rate shown is effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2005, the fund realized $60,000 of net gain on $24,753,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Net periodic receipts or payments required by swap agreements are accrued daily and recorded as realized gain or loss on securities in the accompanying financial statements. Fluctuations in the fair value of swap agreements are recorded in the change in net unrealized gain or loss on securities in the accompanying financial statements and are reclassified to realized gain or loss on securities upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At November 30, 2005, approximately 10% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At November 30, 2005, approximately 14% of the fund’s net assets were invested, directly or through its investment in the T. Rowe Price Institutional High Yield Fund, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Swap Agreements During the six months ended November 30, 2005, the fund was a party to credit default swap contracts under which it buys or sells protection against a defined-issuer credit event. Risks arise from the possible change in creditworthiness of the relevant underlying issuer.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $63,157,000 and $87,957,000, respectively, for the six months ended November 30, 2005. Purchases and sales of U.S. government securities aggregated $11,596,000 and $8,207,000, respectively, for the six months ended November 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2005, the fund had $4,410,000 of unused capital loss carryforwards, of which $1,744,000 expire in fiscal 2009, and $2,666,000 expire in fiscal 2011.

At November 30, 2005, the cost of investments for federal income tax purposes was $207,370,000. Net unrealized loss aggregated $1,146,000 at period-end, of which $4,479,000 related to appreciated investments and $5,625,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2007. Pursuant to this agreement, at November 30, 2005, management fees waived in the amount of $33,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2005, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $62,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2005, the fund was allocated $100,000 of Spectrum Funds’ expenses, of which $61,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At November 30, 2005, approximately 44.1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $58,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2005 and May 31, 2005 was $3,627,000 and $2,803,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Corporate Income Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $18,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2005, purchases and sales of High Yield Fund were $287,000 and $2,011,000, respectively. Realized losses during the period were $7,000, and investment income during the period was $277,000. At November 30, 2005 and May 31, 2005, the value of shares of High Yield Fund held were $5,413,000 and $7,125,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006